SPARX Japan Fund,
a series of
SPARX Funds Trust

Supplement to Prospectus dated February 28, 2006, as amended July 5, 2006

Expenses

The fund’s investment adviser, SPARX Investment & Research, USA, Inc., has contractually agreed, until October 31, 2007, to waive receipt of its fees and/or assume expenses of the fund so that the expenses of each class of the fund’s shares (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed the amounts shown as “Net operating expenses” under “The Fund—Expenses” in the prospectus.

Dated: November 27, 2006